A P R I L   2 0 0 8

Statements made in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that Company-wide growth and profitability and growth and profitability at Resorts and Communities will not occur as anticipated; risks relating to pending or future litigation; that the Company will not be able to acquire land or identify new projects, as anticipated; sales and marketing strategies related to new Resorts and Communities properties will not be as successful as anticipated; new Resort and Communities properties will not open when expected, will cost more to develop or may not be as successful as anticipated; retail prices and homesite yields for Communities properties will be below the Company’s estimates; cost of sales will not be as expected; the Company may be unable to sell notes receivable on satisfactory terms, if at all; the Company may not be in a position to draw down on its existing credit lines or may be unable to renew or replace such lines of credit; real estate inventories, notes receivable, retained interests in notes receivable sold or other assets will be determined to be impaired in the future; sales to existing owners will not continue at current levels; deferred sales will not be recognized to the extent or at the time anticipated; and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 3, 2008.

Safe Harbor

Since 1994, Bluegreen has grown into the fifth largest(1) publicly-held developer and operator of vacation ownership resort properties

A leader in direct-to-consumer sales of residential homesites

Attractive demographic profile

Experienced management team

Marketing alliances with major national and regional corporations

Strong balance sheet

       (1)   Vacation Ownership World Magazine, February 2007 (Based on VOI Sales)

Investment Considerations

Resorts

Communities

December 31, 2006

December 31, 2007

Segment Sales YTD

4

71%

29%

78%

22%

Vacation Ownership Interests sold through real- estate based Bluegreen Vacation Club®

45 in-network resorts, near popular “drive to” vacation destinations and Aruba

Two new resorts expected to open in Las Vegas and Williamsburg in 2008

Access to 18 Shell Vacations Club Resorts through Select Connections partnership

Expansion of distribution through off-site sales offices

Bluegreen Resorts

Approximately 185,000 owners
at 12/31/07

Benefiting from sales to
existing owner base, mitigating
sales and marketing costs

Interest income generated
through Vacation Ownership
Interest financing

Bluegreen Resorts

Quality Resorts

Leading Positions in Vacation Ownership Industry

$1,743

$1,438

$739

$420

$399

0

500

1000

1500

2000

Wyndham

Marriott

Starwood

Hilton

Bluegreen

VOI Sales (2006)

801,000

352,000

195,000

171,000

127,000

0

100,000

200,000

300,000

400,000

500,000

600,000

700,000

800,000

900,000

Wyndham

Marriott

Starwood

Bluegreen

Hilton

Owners (2006)

149

43

33

19

0

40

80

120

160

Wyndham

Marriott

Bluegreen

Hilton

Starwood

Resorts

Source:  Vacation Ownership World, 2006 VOI Sales Leaders/February 2007

($ in millions)

56

Target market (40-59 years old) is fastest growing segment of the population

45-54 age bracket expected to grow 18% from 2000 –2010

(1)

Growing acceptance and customer satisfaction

  4.4 million households in the U.S. own timeshares (2)

  81% industry sales growth (2002-2006)

(2)

2000-2010 estimated 5% market penetration in the $50,000+ income bracket

Median annual income of $75,000

(1) Source: U.S. Census. Population 15 years and over

(2) Source: ARDA International Foundation, “2007 U.S. State of the Vacation Ownership Industry” Study

Vacation Ownership Demographic Trends

U.S. Timeshare Sales

U.S. Timeshare Sales (a)

Sources:  (a) Ragatz Associates, American Economics Group, AIF; 2006 sales from Ernst & Young, LLP

$

$10.0 BN

Opportunity:  BXG’s 2006 Timeshare sales = 4% of total U.S. industry sales

$1.52

$1.81

$2.24

$2.53

$1.31

$1.38

0

1

2

3

4

5

6

7

8

9

10

2001

2002

2003

2004

2005

2006

Average Annual Rate
of Inflation

Source:  inflationdata.com

Average Annual
Unemployment Rate

Source: Economagic.com

Unleaded Regular

Per Gallon, Including

Taxes

Source: U.S. DOE

2.68%

2.83%

1.59%

2.27%

4.74%

5.78%

6.0%

5.51%

($ in billions, except price per gallon / percentage)

Resilient Industry Growth

3.39%

5.10%

3.24%

4.63%

(1)

Source:  Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, Ragatz Associates

(2)

Source: YPB&R/Yankelovich, Inc. 2006 National Leisure Travel MONITOR

  sm

Top 10 Purchase Motivations of Recent Timeshare Buyers (1)

“Approximately 9.2 million U.S. households are interested in acquiring a timesharing interest during the next two years.” (2)

88%

82%

74%

73%

73%

68%

68%

67%

58%

58%

Members’ ownership is conveyed through a deeded real estate interest in a specific resort unit and week which is held in a bankruptcy-remote trust on the members’ behalf

Members’ ownership is in perpetuity and can be sold, bequeathed or otherwise conveyed to third parties

Members’ beneficial usage rights consist of an annual or biennial allotment of vacation points that can be used for varying length of stays at any of 44 in-network resorts, 18 Shell Vacations Club Resorts through Select Connections partnership or can be indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort Condominiums International, LLC (RCI), the largest vacation ownership exchange company

Bluegreen Vacation Club

Example A                       4  Nights in a two-bedroom vacation  home at The  Fountains resort in  Orlando,   Florida (Red
                                Season – Monday through Thursday)

                                 Plus 3 nights in a one-bedroom vacation villa in MountainLoft™ in Gatlinburg, Tennessee (Red
                                Season – Thursday through Saturday)

  Example B                     7  nights in a one-bedroom vacation villa at the Pono Kai Resort in Kapa’a, Kauai, Hawaii (Red
                                Season)

  Example C                     3 nights in a 2 bedroom vacation villa at The Suites at Hershey resort in Hershey, Pennsylvania
                                (Red Season – Monday through Wednesday)

                                 Plus 2  nights in a studio vacation villa   at The Lodge Alley Inn™ in Charleston, South Carolina
                                (High Red Season – Friday through Saturday)

                                 Plus 3  nights in  a one-bedroom  vacation  villa at  Mountain Run  at  Boyne™  in Boyne  Falls,
                                Michigan (High Red Season – Tuesday through Thursday)

“What can I do with 10,000 points?”

(Source: “Bluegreen Resorts Points Guide” – January 2006)

Bluegreen Vacation Club

Bluegreen Resorts

Select Connections

Bluegreen Club 36 TM

Multi-Faceted Sales Approach

2

3

4

8

10

10

12

13

15

18

19

21

22

0

5

10

15

20

25

30

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

3

4

3

4

5

4

5

7

Resort Sales Offices

Offsite Sales Offices

7

Smoky Mountain Preview Center

0

20,000

40,000

60,000

80,000

100,000

120,000

140,000

160,000

180,000

200,000

Growing Number of Resort Owners

12/31/2005

12/31/2004

12/31/2003

12/31/2002

12/31/2006

185,000

21

171,000

12/31/2007

153,000

134,000

115,000

88,000

19%

24%

28%

34%

0

5

10

15

20

25

30

35

40

45

2003

2004

2005

2006

2007

Upgrade Sales to Existing Owner Base

41%

Multi-pronged approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Kiosks and off-premises contacts

Local promotions, online, telesales

Permission marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

7-year, exclusive agreement

Retail, catalogs, web site, mailing list

Six Flags, Cedar Fair Entertainment (f/k/a Paramount Parks), and other marketing alliances

Resorts Marketing

Outdoor Traveler in Bass Pro Shops

Getaway Station

SFAS 152

Revenues from Resorts sales are deferred based on Sampler Program and sales incentives

Marketing costs are not deferred

Provision for loan losses – netted against sales

As of December 31, 2007, $24.6 million and $14.3 million of Resorts sales and profits, respectively, were deferred under the SFAS 152

Underlying financial strength not expected to be affected

Timeshare Accounting

$255

$311

$358

$399

$454

$0

$50

$100

$150

$200

$250

$300

$350

$400

$450

$500

2003

2004

2005

2006

2007

($ in millions)

Bluegreen Resorts Sales

27

(a)

(a)

(a) Reflects impact of SFAS No. 152

Bluegreen Resorts Cost of Sales

20%

24%

22%

22%

25%

0

5

10

15

20

25

30

2003

2004

2005

2006

2007

28

(a)

(a)

(a) Reflects impact of SFAS No. 152

72%

63%

58%

58%

52%

53%

55%

60%

58%

0%

10%

20%

30%

40%

50%

60%

70%

80%

FY 2000

FY 2001

FY 2002

CY 2002

CY 2003

CY 2004

CY 2005

CY 2006

CY 2007

Bluegreen Resorts Selling and Marketing Costs

29

(a)

(a)

(a) Reflects impact of SFAS No. 152

$50

$51

$60

$54

$70

$0

$10

$20

$30

$40

$50

$60

$70

$80

2003

2004

2005

2006

2007

(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income, interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle. Pro forma before the adoption of SFAS 152 also excludes provision for loan losses and gain on sale of receivables.

(2)

Reflects impact of SFAS No. 152

($ in millions)

Bluegreen Resorts Field Operating Profit (1)

(2)

(2)

Expand sales distribution infrastructure

New Resorts markets: Las Vegas, Williamsburg

New off site markets: Chicago, Atlanta

Expand capacity in existing markets: Smoky Mountains, Myrtle Beach,
Wisconsin Dells

Broaden portfolio of properties to accommodate growing owner base

New family and destination-area Resorts

Expand popular existing Resorts properties

New experiential Resorts properties

Leverage brand by expanding marketing channels

Increase benefits of ownership

Points are fungible currency which may be used for other leisure experiences

Continued technology innovation

Strengthen financing relationships

Resorts Growth Strategies

Direct-to-consumer sales of
residential homesites

Deed restricted communities

“Exurbia” in southeastern and
southwestern United States

Bluegreen Communities

Certain properties include golf
courses designed by PGA
champions

Primarily a cash business

Pre-sales possible through
combination of bonding to
completion and corporate guaranty

Bluegreen Communities

Concentrated Communities Footprint

Sanctuary Cove at  St. Andrews Sound

Lake Ridge at Joe Pool Lake

The Bridges at Preston Crossings

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™

Chapel Ridge™ (in development)

The Bridges at Preston Crossings™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek, 2005)

Bluegreen Golf Communities

$104

$192

$192

$164

$129

0

20

40

60

80

100

120

140

160

180

200

220

2003

2004

2005

2006

2007

($ in millions)

Bluegreen Communities Sales

Bluegreen Communities Cost of Sales

55%

52%

55%

52%

0

10

20

30

40

50

60

70

2003

2004

2005

2006

2007

55%

22%

19%

17%

17%

22%

0%

5%

10%

15%

20%

25%

30%

2003

2004

2005

2006

2007

Bluegreen Communities Selling and Marketing Expenses

$13

$47

$36

$24

$0

$10

$20

$30

$40

$50

$60

2003

2004

2005

2006

2007

Bluegreen Communities Field Operating Profit (1)

$38

(1)      Operating profit prior to the allocation of corporate overhead, interest income, other income, interest expense and income taxes.

Significant sales in 2004-05 led to earlier than expected sell-out of some communities.

Inventory with estimated remaining life-of-project sales of approximately
$487 million at 12/31/07.

Changing market dynamics have led to a change in strategy, beginning in late 2007.

Selectively acquire new properties in desirable markets and focus on maintaining profitability.

Communities’ Operations & Strategy

Q4 2007 Financial Results

$445

$631

$684

$673

$154

$691

$168

$0

$100

$200

$300

$400

$500

$600

$700

2003

2004

2005

2006

2007

Q4 ’06

Q4 ’07

($ in Millions.  Includes revenue from all sources.)

Total Revenue

9%

43

(a)

(a)

(a)

(a)     Reflects impact of SFAS No. 152

(a)

$0.74

$1.43

$1.49

$1.10

$1.02

$0.06

$0.27

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

$1.60

$1.80

$2.00

2003

2004

2005

2006

2007

Q4 ’06

Q4 ’07

44

Earnings Per Share

(a)(b)

(a)

(a)

(a)

Reflects impact of SFAS No. 152

(b)

Before cumulative effect of change in accounting principle

(a)

The state of the economy in general and deterioration of the residential real estate market and consumer confidence may adversely impact our business.

Resorts  growth  will require expansion  into new sales markets,  which will require capital.

Tightening  credit  markets  could impact  the costs  and availability  of capital.

Bluegreen Resorts acquisitions require significant lead times to have a potentially meaningful impact on earnings.

Challenges

Challenges

Resorts marketing efficiency and effectiveness requires periodic adaptation to changing conditions.

Bluegreen Communities are absorbed at varying rates, depending on the market and market conditions.

Additional acquisitions beyond those completed to date will be necessary to stabilize sales for Bluegreen Communities. Acquisition efforts will be focused on opportunistic purchases in select markets.

Appendix:

Financial Position and Liquidity

Condensed Consolidated Balance Sheets

  December 31,

  December 31,

2007

2006

ASSETS

Cash and cash equivalents (unrestricted)

$          125,513

$             49,672

Cash and cash equivalents (restricted)

  19,460

  21,476

Total cash and cash equivalents

   144,973

  71,148

Contracts receivable, net

  20,532

  23,856

Notes receivable, net

   160,665

  144,251

Prepaid expenses

   14,824

  10,800

Other assets

   23,405

  27,465

Inventory, net

  434,968

  349,333

Retained interests in notes receivable sold

     141,499

  130,623

Property and equipment, net

   94,421

  92,445

Goodwill

 4,291

  4,291

Total assets

$        1,039,578

$           854,212

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Accounts payable

$            38,901

$             18,465

Accrued liabilities and other

   60,421

  49,458

Deferred income

    36,559

  40,270

Deferred income taxes

    98,362

  87,624

Receivable-backed notes payable

    54,999

  21,050

Lines-of-credit and notes payable

   176,978

  124,412

10.50% senior secured notes

   55,000

  55,000

Junior su

bordinated debentures

   110,827

  90,208

Total liabilities

   632,047

  486,487

Minority interest

   22,423

  14,702

Total shareholders’ equity

  385,108

  353,023

Total liabilities and shareholders’ equity

$

 1,039,578

$

  854,212

$154

$174

$261

$314

$353

$385

$0

$50

$100

$150

$200

$250

$300

$350

$400

Dec '02

Dec '03

Dec '04

Dec '05

Dec '06

Dec '07

Shareholders’ Equity

Debt -To-Equity Ratio

($ in millions)

Key Financial Metrics

1.5

2.1

1.0

0.7

0.8

1.0

0.0

0.5

1.0

1.5

2.0

2.5

Dec '02

Dec '03

Dec '04

Dec '05

Dec '06

Dec '07

$111

$216

$229

$244

$267

0

50

100

150

200

250

300

Finance approximately 95% of Vacation Ownership Interest purchases

VOI receivables yield approximately 15% per year, generating significant interest income

Owners are required to make at least 10% down payment of sales price in cash or equity and finance balance over 10 years

In-house servicing of all receivables

Significant cash generation potential through the sale of receivables portfolio

Average Yield

15%

Average Cost

8%

Spread

7%

Aggregate Principal of Notes Receivable Sold

(in millions)

Receivables Financing Program

              2003            2004                 2005                 2006                 2007

Credit Facilities
($ in 000s)

Corporate

            Wachovia                    General Corp. Revolver                                       $   20,000                $         551              $  19,449       (A)

Resorts Division

            GMAC                             Construction / A&D Facility                                   150,000                      68,300                        81,700

            BB&T                               Receivables Purchase Facility                           150,000                      17,000                    133,000    (B)(C)

            GE                                      Big Cedar Receivables Facility                             45,000                      24,100                       20,900

            Wellington                 Receivable Hypothecation Facility                    75,000                             -0-                           75,000    (D)

            Textron                          Construction / A&D Facility                                       75,000                        8,256                         66,744    (D)(E)

Communities Division

            GMAC                             Land & Golf Course Facility                                     75,000                      66,400                           8,600

            Foothill                           Construction / A&D / Receivable                         45,000                          918                           44,082    (D)

                                                                                                                    Facility                            Amount                     Amount

       Lender                                                Type                                                            Amount                   Outstanding            Available

                                                                                                      As of December 31, 2007

(A)

Unsecured

(B)

Facility amount is revolving, so additional availability is generated as the principal balance of receivables sold amortizes.

(C)

On-balance sheet, non-recourse (except for representations and warranties).

(D)

In Process. There can be no assurances that these facilities will be consummated.

(E)

Subject to a $100 million enterprise relationship limit with Textron, including securitization investments

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